Delux All Cap Stock Fund

Class A: DACAX     Class N: DACNX    Class I: DACIX

Supplement dated February 23, 2012, to the Prospectus and Statement of Additional Information each dated August 19, 2011, as revised January 6, 2012.

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On, January 26, 2011, the Board of Trustees of the Mutual Fund Series Trust approved the elimination of the following non-fundamental investment policy of the Delux All Cap Stock Fund (the “Fund”):

Under normal market conditions, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in common stocks of domestic and foreign issuers and in American Depositary Receipts (“ADRs”).

In connection with this change to the Fund’s investment policy, the Board of Trustees also approved changing the Fund’s name from the Delux All Cap Stock Fund to the Delux Long-Short Fund.

Each of these changes will become effective on or about April 24, 2012.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated August 19, 2011, as revised January 6, 2012, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 855-723-3589 or by writing to 630 Fitzwatertown Road, Building A, 2nd Floor,Willow Grove, PA  19090

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Please retain this Supplement for future reference.